Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, Anthony J. Miceli, Chief Financial Officer of United Capital Corp., (the “Company”), does hereby certify, with respect to the Annual Report of the Company on Form 10-K/A for the period ended December 31, 2009 (the “Report”) that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  April 28, 2010

By:	/s/ Anthony J. Miceli
Anthony J. Miceli
Chief Financial Officer